TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2012
TAXES ON INCOME [Abstract]
Schedule of Deferred Tax Assets
Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2012	2011

Net operating loss carry forward	$15,653	$15,317
Allowance and reserve	334	318

Total deferred tax assets before valuation allowance	15,987	15,635
Valuation allowance	(15,987)	(15,635)

Net deferred tax assets	$-	$-